UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2017

Hamilton Lane Incorporated
(Exact Name of Registrant as Specified in its charter)

Delaware	001-38021	26-2482738
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Presidential Blvd., 4th Floor Bala Cynwyd, PA	19004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 934-2222

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 6, 2017, Hamilton Lane Incorporated (the “Company”) closed its initial public offering (“IPO”) of 13,656,250 shares of the Company’s Class A common stock, $0.001 par value per share (the “Class A Common Stock”), at an offering price of $16.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-215846), as amended (the “Registration Statement”).  In connection therewith and with the closing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

•
a Fourth Amended and Restated Limited Liability Company Agreement of Hamilton Lane Advisors, L.L.C., a Pennsylvania limited liability company (“HLA”), dated as of March 6, 2017, by and among HLA and its members (as defined therein), a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference;

•
a Tax Receivable Agreement, dated as of March 6, 2017, by and among the Company, HLA, and each of the other persons and entities party thereto, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference;

•
an Exchange Agreement, dated as of March 6, 2017, by and among the Company, HLA, and each of the other persons and entities party thereto, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference;

•
a Registration Rights Agreement, dated as of March 6, 2017, by and among the Company and the other persons and entities party thereto, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference;

•
a Stockholders Agreement, dated as of March 6, 2017, by and among the Company, HLA and the persons and entities party thereto, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 3.02. Unregistered Sales of Equity Securities.
Simultaneously with the reorganization incident to the IPO, the Company issued 27,935,256 shares of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”), to certain members of HLA, including entities beneficially owned by certain members of its management and board of directors. The shares of Class B Common Stock were issued for nominal consideration in reliance on the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) on the basis that the transaction did not involve a public offering.

Also simultaneously with the reorganization incident to the IPO, the Company issued 3,865,400 shares of Class A Common Stock to certain members of HLA in exchange for membership interests of HLA. These shares of Class A Common Stock were issued in reliance on the exemption contained in Section 4(a)(2) of the Securities Act on the basis that the transaction did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On March 6, 2017, immediately prior to and in connection with the closing of the IPO, the Company amended and restated its certificate of incorporation (as amended and restated, the “Certificate of Incorporation”), filed with the Secretary of State of the State of Delaware.  The Certificate of Incorporation amends and restates in its entirety the Company’s original certificate of incorporation, which was filed with the Secretary of State of the State of Delaware on December 31, 2007. A description of the Certificate of Incorporation is included in the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Hamilton Lane Incorporated
10.1	Fourth Amended and Restated Limited Liability Company Agreement of Hamilton Lane Advisors, L.L.C., dated as of March 6, 2017, by and among Hamilton Lane Advisors, L.L.C. and its members
10.2	Tax Receivable Agreement, dated as of March 6, 2017, by and among Hamilton Lane Incorporated, Hamilton Lane Advisors, L.L.C., and each of the other persons and entities party thereto
10.3	Exchange Agreement, dated as of March 6, 2017, by and among Hamilton Lane Incorporated, Hamilton Lane Advisors, L.L.C., and each of the other persons and entities party thereto
10.4	Registration Rights Agreement, dated as of March 6, 2017, by and among Hamilton Lane Incorporated and the other persons party thereto
10.5	Stockholders Agreement, dated as of March 6, 2017, by and among Hamilton Lane Incorporated, Hamilton Lane Advisors, L.L.C. and the other persons and entities party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMILTON LANE INCORPORATED

Date: March 10, 2017

	By:	/s/ Robert W. Cleveland
		Name:	Robert W. Cleveland
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Hamilton Lane Incorporated
10.1	Fourth Amended and Restated Limited Liability Company Agreement of Hamilton Lane Advisors, L.L.C., dated as of March 6, 2017, by and among Hamilton Lane Advisors, L.L.C. and its members
10.2	Tax Receivable Agreement, dated as of March 6, 2017, by and among Hamilton Lane Incorporated, Hamilton Lane Advisors, L.L.C., and each of the other persons and entities party thereto
10.3	Exchange Agreement, dated as of March 6, 2017, by and among Hamilton Lane Incorporated, Hamilton Lane Advisors, L.L.C., and each of the other persons and entities party thereto
10.4	Registration Rights Agreement, dated as of March 6, 2017, by and among Hamilton Lane Incorporated and the other persons party thereto
10.5	Stockholders Agreement, dated as of March 6, 2017, by and among Hamilton Lane Incorporated, Hamilton Lane Advisors, L.L.C. and the other persons and entities party thereto